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                                                                    EXHIBIT 23.3

[ZARITSKY PENNY LOGO]

                              ACCOUNTANTS' CONSENT

The Board of Directors

Med-Emerg International Inc.

    We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ Zaritsky Penny

                                          Chartered Accountants

                                          London, Ontario

                                          June 6, 1997